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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 9, 2001

                                Onvia.com, Inc.
            (Exact name of registrant as specified in its charter)

                                   000-29609
                            (Commission File Number)

   Delaware                                 91-1859172
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation)


                              1260 Mercer Street
                              Seattle, WA  98109
            (Address of principal executive offices, with zip code)

                                (206) 282-5170
             (Registrant's telephone number, including area code)
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Item 5.   Other Events

     (a) On April 5, 2001, Onvia.com, Inc., a Delaware corporation (the "Company"), issued a press release announcing that Glenn S. Ballman resigned his positions as Chief Executive Officer, Chairman of the Board of Directors, and as a Class III director of the Company. The Company's press release dated April 5, 2001 is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          99.1   Press Release dated April 5, 2001.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Onvia.com, Inc.



Date:  April 9, 2001                          By: /s/ Michael A. Jacobsen
                                                 -------------------------------
                                                 Michael A. Jacobsen
                                                 Acting Chief Financial Officer
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                               INDEX TO EXHIBITS



   Exhibit
   Number      Description
   ------      -----------

   99.1        Press Release dated April 5, 2001.